Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of EPOD International Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on April 17, 2006 (the "Report"), I, George Drazenovic, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to and will be retained by EPOD International, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

                                          /s/  George Drazenovic
                                          ---------------------------------
                                          George Drazenovic
                                          Chief Financial Officer
                                          EPOD INTERNATIONAL INC.

April 17, 2006
Kelowna, British Columbia